SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)
                                  April 14, 1999




                         PEOPLES-SIDNEY FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)


            Delaware              0-22223                31-1499862
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of incorporation) No.)



       101 E. Court Street, Sidney, Ohio                           45365
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  (Address of principal executive offices)                        (Zip Code)




        Registrant's telephone number, including area code: (937) 492-6129
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                                      N/A
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           (Former name or former address, if changed since last report)

Item 5.     Other Events

     On April 14, 1999, the Registrant issued the press release attached hereto as Exhibit 99 announcing its earnings for the quarter ended March 31, 1999 and the declaration of a cash dividend.

Item 7.     Financial Statements and Exhibits

     (c)     Exhibits

      99 Press release dated April 14, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PEOPLES-SIDNEY FINANCIAL CORPORATION



Date: April 19, 1999                    By:/s/Douglas Stewart
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                                            Douglas Stewart, President and Chief
                                               Executive Officer